UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 19, 2012
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Minnesota	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 936-1300
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On January 19, 2012, UnitedHealth Group Incorporated (the “Company”) issued a press release announcing its fourth quarter and full year 2011 results. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The press release contains the non-GAAP financial measure adjusted fourth quarter 2011 cash flows from operating activities, which includes the Centers for Medicare & Medicaid Services premium payment for October 2011 that the Company received in September 2011. The press release also includes non-GAAP financial measures that exclude $200 million in goodwill impairment and business line disposition charges at OptumInsight. These non-GAAP measures include fourth quarter year-over-year increase in OptumInsight revenues and full year and fourth quarter year-over-year growth in OptumInsight earnings from operations and operating margin.
The most directly comparable GAAP financial measures to these non-GAAP measures are as follows:

Fourth quarter 2011 cash flows from operating activities	$(0.4) billion
Fourth quarter year-over-year increase in OptumInsight revenues	$1 million
OptumInsight earnings from operations
Fourth quarter 2010 earnings (loss) from operations	$(99) million
Fourth quarter year-over-year increase in earnings from operations	$219 million
Full year 2010 earnings from operations	$84 million
Full year year-over-year increase in earnings from operations	$297 million
OptumInsight operating margin
Fourth quarter 2010 operating margin	(13.8)%
Fourth quarter year-over-year increase in operating margin	30.6%
Full year 2010 operating margin	3.6%
Full year year-over-year increase in operating margin	10.7%
A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth in the press release.
The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release dated January 19, 2012

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2012

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ Richard N. Baer
Richard N. Baer
Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated January 19, 2012

4